Dreyfus
A Bonds Plus, Inc.
ANNUAL REPORT March 31, 2001
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.
           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents

                                 THE FUND
--------------------------------------------------
                             2   Letter from the President
                             3   Discussion of Fund Performance
                             6   Fund Performance
                             7   Statement of Investments
                            16   Statement of Financial Futures
                            16   Statement of Options Written
                            17   Statement of Assets and Liabilities
                            18   Statement of Operations
                            19   Statement of Changes in Net Assets
                            20   Financial Highlights
                            21   Notes to Financial Statements
                            29   Report of Independent Auditors
                            30   Important Tax Information
                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

                                                                       The Fund
                                                                        Dreyfus
                                                             A Bonds Plus, Inc.
LETTER FROM THE PRESIDENT
Dear Shareholder:
We present this annual report for Dreyfus A Bonds Plus, Inc., covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.
High quality bonds provided attractive returns over the 12-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these conditions hurt the performance of credit-sensitive bonds, including high yield corporate securities.
In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.
We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.
Thank you for your continued confidence and support.
Sincerely,
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001

DISCUSSION OF FUND PERFORMANCE
Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team
How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?
For the 12-month period ended March 31, 2001, the fund achieved a 9.94% total return and produced income dividends of $0.856 per share.(1) This compares to a 12.53% total return for the fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period.(2)
The fund' s absolute performance was primarily the result of a favorable bond market environment for highly rated investment-grade corporate debt securities. We attribute the fund' s relative performance to its overall emphasis on investment-grade corporate bonds.
What is the fund's investment approach?
The fund seeks to maximize current income as is consistent with the preservation of capital and maintenance of liquidity. The fund invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of fixed-income securities, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.
When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our
opinion,    appear    likely    to    perform    well    over    time.
                                                             The Fund

What other factors influenced the fund's performance?
When the reporting period began, the U.S. economy was growing rapidly, raising inflation fears that negatively influenced bond prices. The Federal Reserve Board (the "Fed" ) responded by raising short-term interest rates by 50 basis points in May 2000, the last of a series of interest-rate hikes designed to slow
the    economy'   s    rapid    growth.
By midsummer, signs emerged that higher interest rates were having the desired effect, and as time went on, the economic slowdown became more pronounced. As a result, prices of interest-sensitive bonds began to rise modestly, even though the Fed did not change interest rates at its meetings in October, November and December. In the credit-sensitive corporate bond market, however, response to the slowing economy was mixed. While highly rated investment-grade bonds strengthened, prices of lower rated bonds generally fell as investors became increasingly concerned that weaker issuers might default.
In January 2001, the Fed moved aggressively by cutting interest rates by half a percentage point at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point each at its scheduled meetings at the end of January and in March. The price and yield differences between highly rated and lower rated bonds continued to widen in this environment.
A significant part of the corporate bond market's performance was the result of supply-and-demand factors. The stock market' s weakness created a "flight to quality" in which creditworthy investments such as highly rated corporate securities were in great demand.
In this environment, we continued to emphasize corporate bonds rated single-A and higher, while we de-emphasized lower quality investment-grade corporate bonds and debt securities from the emerging market countries. This positioning benefited the fund when high quality corporates rallied and emerging market bonds fell. Within the corporate bond part of the portfolio, we focused on a diverse array of industrial issuers, including telecommunications companies with
strong    cash    flows.

What is the fund's current strategy?
In a slowing economy, many corporate bond issuers have recently attempted to strengthen their balance sheets and improve their cash flow. In our view, this renewed attention to credit quality may further benefit the fund's high quality corporate bond holdings.
At the same time, the differences in yields between higher quality and lower quality investment-grade corporate bonds has approached historically wide levels. Using independent credit analysis, we are currently exploring investment opportunities among companies that are likely to improve their credit characteristics over time, potentially enabling the fund to lock in competitive yields and participate in possible price appreciation.
April 16, 2001
(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
2 SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.
                                                             The Fund


FUND PERFORMANCE
Comparison of change in value of $10,000 investment in Dreyfus A Bonds Plus,
Inc. and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
Average Annual Total Returns AS OF 3/31/01
                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            9.94%              6.31%             7.97%


(+) SOURCE: LIPPER INC.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS A BONDS PLUS, INC. ON 3/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED UNMANAGED TOTAL RETURN INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT-AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.
THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


STATEMENT OF INVESTMENTS
March 31, 2001
                                                                                              Principal
BONDS AND NOTES--98.0%                                                                        Amount (a)               Value ($)
--------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE--3.7%
Goodrich (BF),
   Notes, 7%, 2038                                                                           13,627,000               11,817,471
Northrop-Grumman,
   Deb., 9.375%, 2024                                                                         4,220,000                4,601,383
Pegasus Aviation Lease Securitization,
  Asset-Backed Ctfs.,
   Ser. 2000-1, Cl. A1, 5.68%, 2015                                                           4,701,310  (b,c)         4,699,841
                                                                                                                      21,118,695
ASSET-BACKED CTFS.--3.1%
Bosque Asset,
   7.66%, 2002                                                                                1,248,260  (b)           1,207,691
Litigation Settlement Monetized Fee Trust:
   Ser. 2001-1A, Cl. A1, 8.33%, 2031                                                          5,088,000  (b)           5,110,260
   Ser. 2001-1A, Cl. A2, 10.98%, 2031                                                           867,000  (b)             867,677
Nomura Depositor Trust, ST1,
   Ser. 1998-ST1, Cl. A3, 5.74%, 2003                                                         5,000,000  (b,c)         4,976,563
Residential Asset Securities,
   Ser. 2001-KS1, Cl. AI1, 5.59%, 2016                                                        5,723,000                5,729,259
                                                                                                                      17,891,450
ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--1.0%
WFS Financial Owner Trust,
   Ser. 2000-D, Cl. A4, 6.98%, 2008                                                           5,537,000                5,769,552
AUTOMOTIVE--.1%
Federal-Mogul,
   Notes, 7.875%, 2010                                                                        4,455,000                  601,425
BANKING--6.8%
Bank of America,
   Sub. Notes, 7.4%, 2011                                                                    11,652,000               12,257,717
Bank One,
   Notes, 6.5%, 2006                                                                          2,434,000                2,484,574
Capital One Financial,
   Notes, 7.25%, 2006                                                                         3,898,000                3,778,967
J.P. Morgan Chase & Co.,
   Sub. Notes, 6.75%, 2011                                                                    6,945,000                7,076,927
KeyBank NA,
   Sub. Bank Notes, 7%, 2011                                                                  3,463,000                3,531,017
Wells Fargo Bank NA,
   Sub. Notes, 6.45%, 2011                                                                   10,000,000               10,130,260
                                                                                                                      39,259,462
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------
CABLE TELEVISION--1.1%
Adelphia Communications,
   Sr. Notes, Ser. B, 7.5%, 2004                                                              3,990,000                3,820,425
Time Warner Telecom,
   Sr. Notes, 10.125%, 2011                                                                   2,326,000  (b)           2,337,630
                                                                                                                       6,158,055
COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--6.9%
COMM,
   Ser. 2000-FL2A, Cl. E, 6.15%, 2003                                                         6,100,000  (b,c)         6,133,088
CS First Boston Mortgage Securities,
   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           3,350,000                3,390,275
Chase Manhattan Bank-First Union National,
   Ser. 1999-1, Cl. A1, 7.13%, 2007                                                           5,182,967                5,411,342
Duke Weeks Industrial Trust,
   Ser. 2000-DWI, Cl. A2, 7.151%, 2010                                                        5,000,000  (b)           5,246,470
First Union National Bank,
   Ser. 2000-C2, Cl. A2, 7.202%, 2010                                                         7,015,000                7,457,822
GMAC Commercial Mortgage Securities,
   Ser. 2000-C2, Cl. A1, 7.273%, 2009                                                         1,140,052                1,195,630
GS Mortgage Securities II,
   Ser. 2001-LIB, Cl. A2, 6.615%, 2011                                                        5,687,000                5,770,528
Heller Financial,
   Ser. 2000-PH1, Cl. A2, 7.75%, 2009                                                         1,704,000                1,847,888
Morgan Stanley Dean Witter Capital I,
   Ser. 2000-1345, Cl. B, 7.468%, 2010                                                          800,000  (b)             851,760
Prudential Securities Secured Financing,
   Ser. 1999-C2, Cl. A1, 6.96%, 2008                                                          2,737,998                2,853,120
                                                                                                                      40,157,923
CONSUMER--.2%
Sleepmaster,
          Sr. Sub. Notes, Ser. B, 11%, 2009                                                   1,411,000                1,312,230
ELECTRIC POWER--.6%
Empresa Electrica Guacolda,
   Sr. Notes, 7.95%, 2003                                                                     3,000,000  (b)           3,031,470
Southern Energy,
   Sr. Notes, 7.9%, 2009                                                                        383,000  (b)             380,745
                                                                                                                       3,412,215
FINANCE--5.9%
Dresdner Funding Trust I,
   Bonds, 8.151%, 2031                                                                        3,210,000  (b)           3,233,532



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
GMAC,
         Notes, 7.25%, 2011                                                                  13,389,000               13,736,217
Heller Financial,
   Notes, 6.375%, 2006                                                                        6,986,000                7,059,807
Household Financial,
   Notes, 6.5%, 2006                                                                          2,434,000                2,483,680
Meridian Funding,
  Floating Rate Notes, Ser. 2000-E,
  5.308%, 2005
   (Insured by MBIA)                                                                          5,640,000  (b,c)         5,647,597
Salomon Smith Barney Holdings,
   Notes, 6.5%, 2008                                                                          2,163,000                2,178,954
                                                                                                                      34,339,787
FOREIGN/GOVERNMENTAL--1.0%
Federative Republic of Brazil,
   Notes, 7.278%, 2014                                                                        2,426,420                1,865,310
Hellenic Republic of Greece,
   Bonds, 6.3%, 2009                                                     EUR                    909,758                  860,626
Republic of Argentina,
   Discount Notes, Ser. B, 0%, 2001                                                           3,000,000                2,992,500
                                                                                                                       5,718,436
INDUSTRIAL--2.3%
American Home Products,
   Notes, 6.7%, 2011                                                                          8,039,000  (b)           8,085,007
Neenah:
   Sr. Notes, Ser. B, 11.125%, 2007                                                           1,254,000                  551,760
   Sr. Notes, Ser. F, 11.125%, 2007                                                           1,866,000                  821,040
Terex,
   Sr. Sub. Notes, 10.375%, 2011                                                              4,070,000  (b)           4,131,050
                                                                                                                      13,588,857
INSURANCE--2.2%
AFC Capital Trust I,
   Gtd. Notes, Ser. B, 8.207%, 2027                                                           4,805,000                4,660,658
Conseco Financial,
   Sr. Sub. Notes, 10.25%, 2002                                                               3,200,000                2,960,000
MONY Group,
   Sr. Notes, 8.35%, 2010                                                                     4,766,000                5,030,708
                                                                                                                      12,651,366
                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT--1.7%
Clear Channel Communications,
   Conv. Sub. Deb., 2.625%, 2003                                                              6,126,000                6,439,958
News America Holdings,
   Deb, 7.75%, 2045                                                                           4,101,000                3,669,923
                                                                                                                      10,109,881
OIL AND GAS--3.2%
Pemex Project Funding Master Trust:
   Medium-Term Notes, 9.125%, 2010                                                            1,490,000                1,512,350
   Medium-Term Notes, 9.125%, 2010                                                            3,912,000  (b)           3,970,680
R & B Falcon,
   Sr. Notes, Ser. B, 7.375%, 2018                                                            7,483,000                7,325,296
WCG Note Trust,
   Sr. Secured Notes, 8.25%, 2004                                                             5,436,000  (b)           5,412,946
                                                                                                                      18,221,272
REAL ESTATE INVESTMENT TRUST--.2%
Crescent Real Estate Equities,
   Notes, 7%, 2002                                                                            1,000,000                  987,053
RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.7%
Chase Mortgage Finance, REMIC:
   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             558,843  (b)             500,628
   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             465,702  (b)             376,877
GE Capital Mortgage Services,
   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                    1,000,145  (b)             893,489
Norwest Asset Securities:
   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            933,448                  942,517
   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,118,571                2,111,692
   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            674,441                  667,643
   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,570,104                1,562,277
   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,905,352                2,836,527
   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,784,417                2,697,462
   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            364,122  (b)             110,602
Residential Funding Mortgage Securities I:
   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                                                           721,298  (b)             649,862
   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            456,561                  408,361
   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            342,508  (b)             104,964
   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            570,923                  567,304
   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,141,402                1,104,329
                                                                                                                      15,534,534
RETAIL--.6%
Saks,
   Gtd. Sr. Notes, 7.375%, 2019                                                               4,727,000                3,379,805



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------
TECHNOLOGY--.9%
Flextronics International,
   Sr. Sub. Notes, 9.875%, 2010                                                               1,884,000                1,827,480
Solectron,
   Conv. Notes, 0%, 2019                                                                      6,398,000                3,119,025
                                                                                                                       4,946,505
TELECOMMUNICATION--10.3%
AT&T,
   Notes, 6.5%, 2029                                                                         11,124,000                9,413,985
British Telecommunications,
   Notes, 8.625%, 2030                                                                       11,363,000               11,761,284
Cable & Wireless Optus Finance Property,
   Gtd. Notes, 8%, 2010                                                                       9,722,000  (b)          10,836,481
Global Crossing Holdings:
   Gtd. Notes, 9.5%, 2009                                                                     2,370,000                2,233,725
   Sr. Sub. Deb., 8.7%, 2007                                                                  1,881,000  (b)           1,730,520
Koninklijke KPN,
   Sr. Notes, 8.375%, 2030                                                                    9,498,000                8,588,206
Marconi:
   Bonds, 7.75%, 2010                                                                         4,300,000                4,131,504
   Bonds, 8.375%, 2030                                                                        4,677,000                4,269,844
McLeodUSA,
   Sr. Notes, 11.5%, 2009                                                                     1,771,000                1,735,580
Telefonos De Mexico,
   Sr. Notes, 8.25%, 2006                                                                     1,490,000  (b)           1,497,450
Tritel PCS,
   Sr. Sub. Notes, 10.375%, 2011                                                              2,307,000  (b)           2,220,488
Winstar Communications,
   Sr. Notes, 12.75%, 2010                                                                    5,153,000                1,365,545
                                                                                                                      59,784,612
U.S. GOVERNMENTS--10.9%
U.S. Treasury Bonds:
   5.375%, 2/15/2031                                                                          4,638,000                4,580,025
   6.25%, 5/15/2030                                                                          28,628,000               31,450,434
   9.875%, 11/15/2015                                                                         4,000,000                5,768,080
   10%, 5/15/2010                                                                             2,500,000                2,975,925
U.S. Treasury Inflation Protection Securities:
   3.625%, 7/15/2002                                                                          4,500,000  (d)           5,013,599
   3.875%, 4/15/2029                                                                          9,708,000  (d)          11,036,470
U.S. Treasury Notes,
   6.125%, 8/31/2002                                                                          2,000,000                2,052,800
                                                                                                                      62,877,333
                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--7.6%
Federal Farm Credit Bank:
   Medium-Term Notes, 6.8%, 10/12/2007                                                       12,318,000               13,235,371
   Real Yield Securities, 3%, 2/14/2002                                                       1,000,000  (d)           1,003,399
Federal National Mortgage Association:
   Medium-Term Notes, 6.5%, 7/10/2002                                    AUD                  8,500,000                4,196,660
   Notes, 6.25%, 2/1/2011                                                                       707,000                  718,205
Tennessee Valley Authority:
   Global Power Bonds, Ser. A, 5.625%, 1/18/2011                                              6,600,000                6,505,574
   Valley Indexed Principal Securities,
      3.375%, 1/15/2007                                                                      16,724,650  (d)          18,078,982
                                                                                                                      43,738,191
U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED--21.3%
Federal Home Loan Mortgage Corp.,
  REMIC, Gtd. Mutliclass Mortgage Participation Ctfs.:
      Ser. 51, Cl. E, 10%, 7/15/2020                                                          2,930,799                3,094,426
      (Interest Only Obligation):
         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     2,828,787  (e)             255,425
         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                   10,966,421  (e)           2,813,321
Federal National Mortgage Association:
   6.406%, 1/1/2001                                                                          11,079,005               11,156,904
   6.88%, 2/1/2028                                                                            4,165,898                4,247,479
   7.5%                                                                                       7,236,000  (f)           7,396,494
   8%, 12/1/2025                                                                                611,862                  638,631
   REMIC Trust, Gtd. Pass-Through Ctfs.:
      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                    1,485,429                1,596,822
      Ser. 1996-64, Cl. PM, 7%, 1/18/2012
         (Interest Only Obligation)                                                           4,951,491  (e)             985,656
Government National Mortgage Association I:
   6.7%, 7/15/2040                                                                           14,865,897               15,107,468
   7%, 6/15/2008                                                                                 60,349                   62,649
   9.5%, 11/15/2017                                                                           3,016,495                3,256,850
   Project Loan:
      6.54%, 7/15/2033                                                                        4,366,569                4,427,556
      6.55%, 6/15/2033                                                                        1,813,480                1,840,188
      6.625%, 6/1/2033-9/15/2033                                                              6,083,626                6,196,054
      6.75%, 10/15/2033                                                                       2,193,023                2,249,377
      6.86%, 3/15/2038                                                                       12,527,978               12,543,465
      7%, 8/15/2039                                                                          11,272,003               11,708,387


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)
Government National Mortgage Association II:
   6.5%                                                                                       8,256,500  (f)           8,233,217
   7.5%                                                                                      13,844,500  (f)          14,142,987
U.S. Government Gtd. Development,
  Participation Ctfs.
  (Gtd. By U.S. Small Business Administration):
      Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014                                                  3,434,857                3,713,159
      Ser. 1994-20L, Cl. 1, 8.4%, 12/1/2014                                                   5,697,721                6,122,584
      Ser. 1997-20J, Cl. 1, 6.55%, 10/1/2017                                                  1,433,750                1,451,176
                                                                                                                     123,240,275
UTILITIES--1.1%
Calpine,
   Sr. Notes, 8.5%, 2011                                                                      6,028,000                6,201,450
WIRELESS COMMUNICATIONS--1.4%
AT&T Wireless Services,
   Sr. Notes, 8.75%, 2031                                                                     6,464,000  (b)           6,527,270
American Tower,
   Sr. Notes, 9.375%, 2009                                                                    1,886,000  (b)           1,815,275
                                                                                                                       8,342,545
YANKEE--1.2%
Metronet Communications,
   Sr. Discount Notes, 0/9.95%, 2008                                                          6,314,000  (g)           5,255,755
Pemex Finance,
  Asset-Backed Ctfs.,
   6.125%, 2003                                                                                 733,333                  728,871
YPF Sociedad Anonima,
   Notes, 7.5%, 2002                                                                          1,095,933                1,111,276
                                                                                                                       7,095,902
TOTAL BONDS AND NOTES
   (cost $567,522,579)                                                                                               566,438,811
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Face Amount
                                                                                                 Covered by
OPTIONS--.0%                                                                                  Contracts ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS;
  U.S. Treasury Bonds, 5.75%, 11/15/2005,
  May 2001 @$105.6171875
   (cost $145,209)                                                                           25,815,000                   86,722
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
OTHER SECURITIES--3.5%                                                                        Amount (a)                Value ($)
--------------------------------------------------------------------------------
BANKING:
Abbey National Capital Trust I,
  Gtd. Non-Cumulative Trust Preferred Securities,
   8.963%, 6/30/2030                                                                         11,808,000  (h,i)        13,093,844
Royal Bank of Scotland Group,
  Conv. Non-Cumulative Dollar
  Preference Shares, Ser. 3,
   7.816%, 12/31/2005                                                                         6,766,000  (i)           7,126,540
TOTAL OTHER SECURITIES
   (cost $18,538,138)                                                                                                 20,220,384
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.1%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--.2%
Paxson Communications,
   Cum., $1,325                                                                                     159                1,502,550
TELECOMMUNICATION--.9%
Global Crossing,
   Cum. Conv., $17.50                                                                            14,182                1,801,114
Mediaone Group,
   Cum. Conv., $3.633                                                                            52,337                3,414,989
                                                                                                                       5,216,103
TOTAL PREFERRED STOCKS
   (cost $8,527,686)                                                                                                   6,718,653



                                                                                              Principal
SHORT-TERM INVESTMENTS--1.7%                                                                  Amount (a)                Value ($)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--1.0%
Philip Morris Cos.,
   5.45%, 4/2/2001                                                                            5,610,000                5,609,151
U.S. TREASURY BILLS--.7%
   4.84%, 4/19/2001                                                                             384,000  (j)             383,121
   4.515%, 4/26/2001                                                                          2,170,000  (j)           2,163,729
   4.39%, 6/14/2001                                                                           1,700,000                1,685,618
                                                                                                                       4,232,468
TOTAL SHORT-TERM INVESTMENTS
   (cost $9,839,249)                                                                                                   9,841,619
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $604,572,861)                                                            104.3%              603,306,189
LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.3%)             (25,013,340)
NET ASSETS                                                                                       100.0%              578,292,849


(A) PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED.
    AUD--AUSTRALIAN DOLLAR
    EUR--EUROS
(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
    OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001, THESE SECURITIES AMOUNTED TO $92,587,913 OR 16.0% OF NET ASSETS.
(C) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.
(D) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.
(E) NOTIONAL FACE AMOUNT SHOWN.
(F) PURCHASED ON A FORWARD COMMITMENT BASIS.
(G) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.
(H) THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.
(I) DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.
(J) HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.
    SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund


STATEMENT OF FINANCIAL FUTURES
March 31, 2001
                                                                                                                       Unrealized
                                                                      Market Value                                   Appreciation
                                                                        Covered by                                  (Depreciation)
                                               Contracts              Contracts ($)           Expiration          at 3/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES (LONG)
U.S. Treasury 10 Year Notes                          182                19,328,969            June 2001             (143,516)
FINANCIAL FUTURES (SHORT)
U.S. Treasury 5 Year Notes                         1,564               165,026,437            June 2001               739,250
U.S. Treasury 20 Year Bonds                          276                28,755,750            June 2001                26,813
                                                                                                                      622,547
STATEMENT OF OPTIONS WRITTEN
March 31, 2001


                                                    Face Amount
                                                    Covered by
OPTIONS--.0%                                        Contracts ($)    Value ($)
--------------------------------------------------------------------------------
CALL OPTIONS
Federal National Mortgage Association,
  30 Year Notes, 6.5%
   May 2001 @$100.328125                            35,000,000       98,438
U.S. Treasury Bonds, 5%, 2/15/2011,
   June 2001 @$101.96875                            15,000,000      114,300
PUT OPTIONS
U.S. Treasury Bonds, 5%, 2/15/2011,
   June 2001 @$98.078125                            15,000,000       93,900
   (Premiums received $393,359)                                     306,638
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):
Investments in securities--See Statement of
Investments                                           604,572,861   603,306,189
Cash                                                                    494,807
Receivable for investment securities sold                            77,277,563
Interest receivable                                                   8,478,080
Paydowns receivable                                                     101,808
Receivable for shares of Common Stock subscribed                         15,275
Prepaid expenses                                                         51,049
                                                                    689,724,771
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           387,461
Payable for investment securities purchased                         107,306,617
Payable for shares of Common Stock redeemed                           2,704,375
Payable for futures variation margin--Note 4(a)                         513,529
Outstanding options written, at value (premiums

   received $393,359)--See Statement of Options Written                  306,638
Accrued expenses                                                         213,302
                                                                     111,431,922
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       578,292,849
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                     586,323,710
Accumulated undistributed investment income--net                      6,147,211
Accumulated net realized gain (loss) on investments,
   options and foreign currency transactions                        (13,615,256)
Accumulated net unrealized appreciation (depreciation)
  on investments, options written and foreign currency
  transactions (including $622,547 net unrealized
   appreciation on financial futures)--Note 4(b)                       (562,816)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      578,292,849
--------------------------------------------------------------------------------
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)      41,020,921
NET ASSET VALUE, offering and redemption price per share ($)              14.10
SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

Interest (net of $6,103 foreign taxes withheld at source)           35,586,788
Cash dividends                                                         258,025
TOTAL INCOME                                                        35,844,813
EXPENSES:
Management fee--Note 3(a)                                            3,236,685
Shareholder servicing costs--Note 3(b)                                 912,661
Professional fees                                                      136,857
Custodian fees--Note 3(b)                                               88,574
Prospectus and shareholders' reports                                    60,112
Directors' fees and expenses--Note 3(c)                                 44,842
Registration fees                                                       31,584
Interest expense--Note 2                                                 9,792
Miscellaneous                                                              674
TOTAL EXPENSES                                                       4,521,781
INVESTMENT INCOME--NET                                              31,323,032
--------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments and foreign
   currency transactions (including options written)                21,493,610
Net realized gain (loss) on forward currency exchange contracts         (9,027)
Net realized gain (loss) on financial futures                       (5,920,018)
NET REALIZED GAIN (LOSS)                                            15,564,565
Net unrealized appreciation (depreciation) on investments,
   options written and foreign currency transactions
   (including $984,422 net unrealized appreciation on financial
   futures)                                                          1,319,964
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              16,884,529
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                48,207,561
SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  Year Ended March 31,
                                                                                           -----------------------------------
                                                                                          2001                              2000
--------------------------------------------------------------------------------
OPERATIONS ($):
Investment income--net                                                              31,323,032                        30,746,921
Net realized gain (loss) on investments                                             15,564,565                       (13,155,994)
Net unrealized appreciation
   (depreciation) on investments                                                     1,319,964                          (868,507)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        48,207,561                        16,722,420
------------------------------------------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS (DEBITS)--NOTE 1(F) ($)                                      (262,819)                         (901,460)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):
INVESTMENT INCOME--NET                                                             (30,854,122)                      (31,048,735)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                                                      164,802,481                       111,669,920
Net assets received in connection
   with reorganization--Note 1                                                     142,322,688                                --
Dividends reinvested                                                                26,716,954                        27,426,561
Cost of shares redeemed                                                          (225,935,378)                      (247,072,000)
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                                 107,906,745                      (107,975,519)
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            124,997,365                      (123,203,294)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ($):
Beginning of Period                                                                453,295,484                       576,498,778
END OF PERIOD                                                                      578,292,849                       453,295,484
Undistributed investment income--net                                                 6,147,211                         4,705,375
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):
Shares sold                                                                         12,038,701                         8,284,790
Shares issued in connection with
   reorganization--Note 1                                                           10,418,938                               --
Shares issued for dividends reinvested                                               1,959,535                        2,034,453
Shares redeemed                                                                   (16,597,724)                      (18,331,864)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                        7,819,450                       (8,012,621)
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS
The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased)  during  each  period,  assuming you had reinvested all dividends and distributions.  These  figures  have  been  derived  from  the  fund's financial statements.
                                                                                     Year Ended March 31,
                                                               ----------------------------------------------------------------
                                                                 2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                            13.65         13.99         14.75          14.13         14.47
Investment Operations:
Investment income--net                                            .84           .85           .83            .89           .88
Net realized and unrealized
   gain (loss) on investments                                     .47          (.34)         (.54)           .79          (.34)
Total from Investment Operations                                 1.31           .51           .29           1.68           .54
Distributions:
Dividends from investment income--net                            (.86)         (.85)         (.84)          (.89)         (.88)
Dividends from net realized
   gain on investments                                             --            --          (.21)          (.17)           --
Total Distributions                                              (.86)         (.85)        (1.05)         (1.06)         (.88)
Net asset value, end of period                                  14.10         13.65         13.99          14.75         14.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                 9.94          3.85          2.05          12.20          3.88
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets                           .91          1.00           .96            .95           .96
Ratio of net investment income
   to average net assets                                         6.29          6.20          5.78           6.07          6.12
Portfolio Turnover Rate                                        718.67        557.83        255.27         374.30        415.69
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                         578,293       453,295       576,499        648,372       571,580
SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS
NOTE 1--Significant Accounting Policies:
Dreyfus  A  Bonds  Plus,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

On  October  20, 2000 (the "Closing Date"), pursuant to an Agreement and Plan of
Reorganization   previously   approved  by  the  fund's  Board  of  Directors,
substantially all of the assets, subject to the liabilities, of Dreyfus Strategic Governments Income, Inc., were transferred to the fund in exchange for shares of Common Stock of the fund in equal value. The fund's net asset value on the Closing Date was $13.66 per share, and a total of 10,418,938 shares, representing net assets of $142,322,688 (including $179,392 net unrealized depreciation on investments) , were issued to Dreyfus Strategic Governments Income, Inc.'s shareholders in the exchange. The exchange was a tax free event.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily
available    and    are    representative    of    the    bid
                                                                      The Fund
side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over the counter are priced on the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
Net

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On March 30, 2001, the Board of Directors declared a cash dividend of $.079 per share from undistributed investment income-net, payable on April 2, 2001 (ex-dividend date) , to shareholders of record as of the close of business on March 30, 2001.
                                                             The Fund

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $22,960,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Strategic Governments Income, Inc. If not applied, $891,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004, $811,000 expires in fiscal 2006, $4,282,000 expires in
fiscal    2007    and    $16,127,000    expires    in    fiscal    2008.

During the period ended March 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,235,745 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not effected by this reclassification.

(f) Equalization: The fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income--net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:
The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit pri marily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended March 31, 2001, was approximately $164,400, with a related weighted average annualized interest rate of 5.96%.

NOTE 3--Management Fee and Other Transactions With Affiliates:
(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. During the period ended March 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $353,857 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and
facilities   to   perform   transfer   agency   services   for   the
                                                                       The Fund
fund. During the period ended March 31, 2001, the fund was charged $195,332 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $88,574 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:
(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended March 31, 2001, amounted to $3,719,477,171 and $3,576,046,042, respectively.

The following summarizes the fund' s call/put options written for the period ended March 31, 2001:



                                                                                                Options Terminated
                                                                                    ----------------------------------------
                                                      Number of                 Premiums                        Net Realized
Options Written:                                      Contracts              Received ($)       Cost ($)           (Loss) ($)
-----------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    March 31, 2000                                          500               410,156
Contracts written                                         1,400               849,609
Contracts terminated:
    Closed                                                  725               575,195           851,758             (276,563)
    Exercised                                               350               194,141           194,141
    Expired                                                 175                97,070            --                   97,070
Total Contracts Terminated                                1,250               866,406         1,045,899             (179,493)
CONTRACTS OUTSTANDING
    MARCH 31, 2001                                          650               393,359



The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2001, are set forth in the Statement of Financial Futures.
                                                             The Fund

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b) At March 31, 2001, accumulated net unrealized depreciation on investments, financial futures and options was $557,404, consisting of $10,717,565 gross unrealized appreciation and $11,274,969 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS
Shareholders and Board of Directors Dreyfus A Bonds Plus, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statements of investments, financial futures and options written, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
New York, New York
May 9, 2001
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)
For Federal tax purposes, the fund hereby designates 2.49% of the ordinary dividends paid during the fiscal year ended March 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

NOTES

                      For More Information

                        Dreyfus A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:  The Dreyfus Family of Funds
                    144 Glenn Curtiss Boulevard
                    Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com
(c) 2001 Dreyfus Service Corporation                                  084AR0301